UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
(Address of principal executive offices)                                        (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

Item 1. REPORTS TO STOCKHOLDERS.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: opportunistic investment strategy risk, sector risk, non-diversified fund risk, operating risk, common stocks, preferred stock risk, convertible securities risk, large-cap securities risk, small-cap and mid-cap securities risk, micro-cap securities risk, risks related to investing in other investment companies, interest rate and credit risk, maturity risk, inflation risk, investment-grade securities risk, lower-rated securities or "junk bonds" risk, risks of investing in REITs, risk of investing in corporate debt securities, and government debt markets may be illiquid or disrupted, foreign securities risk, and currency risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Semi-Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Semi-Annual Report was first distributed to shareholders on or about April 29, 2016.

For More Information on Your Roumell Opportunistic Value Fund:

See Our Web site @ ncfunds.com.
or
Call Our Shareholder Services Group at 800-773-3863.

Roumell Asset Management, LLC

2 Wisconsin Circle, Suite 660
Chevy Chase, Maryland 20815

P: 301-656-8500 F: 301-656-8501
www.roumellasset.com

March 31, 2016
For the period from September 1, 2015 to February 29, 2016, the return on the Institutional Class Shares was (12.32)%. This compares to (6.73)% for the Russell 2000 Value Index, (3.59)% for the 60% Russell 2000 Value Index/40% Barclays Capital U.S. Government Credit Index, and (0.92)% for the S&P 500 over the same period. The return on the Class A Shares was (12.46)%. The return on the Class C Shares was (12.69)%.  For the semi-annual period, our average exposure to equities, fixed income, and cash was about 66%, 8%, and 26%, respectively.
Please see the table below for the Fund's historical performance information through the most recent calendar quarter ended March 31, 2016.
Average Annual Total Returns – Period ended March 31, 2016 (Unaudited)	Past 1 Year	Since Inception*	Gross Expense Ratio***	Net Expense Ratio**
Roumell Opportunistic Value Fund – Institutional Class Shares	-19.82%	-3.70%	1.55%	1.23%
Roumell Opportunistic Value Fund – Class A Shares	-20.00%	-3.91%	1.80%	1.48%
After tax with sales charge****	-23.68%	-5.68%	N/A	N/A
Roumell Opportunistic Value Fund – Class C Shares	-20.44%	-12.32%	2.55%	2.23%
After tax with deferred sales charge****	-16.90%	-9.99%	N/A	N/A
Russell 2000 Value Index	-7.72%	7.64%	N/A	N/A
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	-4.56%	6.21%	N/A	N/A
S&P 500 Total Return Index	1.78%	12.22%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.
*The Fund's inception date is December 31, 2010.
**The Advisor has entered into an Operating Plan with the Fund's administrator through January 1, 2017, under which it has agreed to (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $77 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement. These measures are intended to limit the Fund's operating expenses to 1.23% of the average daily net assets, exclusive of brokerage fees and commissions, portfolio transaction fees, registration fees, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees. The Fund's net expense ratio will be higher than 1.23% to the extent the Fund incurs expenses excluded from this arrangement. The Fund also charges a 1.00% redemption fee on the Institutional Class shares, Class A shares, and Class C shares within 60 days of their issuance. The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees. More recent expense ratios are found in the Financial Highlights.
***Gross expense ratio includes acquired fund fees and expenses and other expenses.
****A maximum sales charge imposed on purchases of 4.50% is charged to the Class A shares.  A maximum deferred sales charge of 1.00% is applied to the Class C shares.  For the six month period ended February 29, 2016, the after tax with sales charge return on the Class A shares was (16.48)%.  The after tax with the deferred sales charge return on the Class C shares was (7.17)%.

Value investing is buying securities for less than they're worth. Worth is a function of assets, earnings power, cash flow generation, brands, intellectual property and unique competitive positions. Roumell Asset Management would add an additional attribute that is core to our process – what is a business and/or its assets worth, in whole or in part, to other industry participants? Resource conversion is a dynamic, continuous process where company architects buttress organic growth with acquisitions. The smaller companies we own understand that they are not only building going-concern businesses, but also potentially readying themselves for a future owner.
While we are absent any dire warnings, we are cautious. We are cautious because interest rates have been abnormally low for an extended period of time and believe risk assets in general have been bid up as a result of avoiding low riskless returns. We are cautious because central bankers the world over appear to be fearful of even the most modest interest rate rises and many are experimenting with negative interest rates. We are cautious because many companies would rather buyback stock than invest in plant, equipment and people. Most importantly, we are cautious because, in aggregate, prices do not appear cheap.
Our solution to this conundrum is to think, to ponder, and to relentlessly research highly specific securities while focusing on well-capitalized bargains. Our process of identifying and analyzing securities is painstakingly thorough. It includes a detailed review of all publicly available financial data (SEC filings, audited financial statements, etc.). We place a heavy emphasis on the balance sheet and creditworthiness in order to protect the downside. We also spend significant time evaluating management teams, analyzing the competitive environment and understanding the outlook of the company's products and services. If the security is not on sale, we're not interested.  We don't want market exposure; we want focused company-specific risk. Fortunately, there are a sufficient number of company specific sell-offs, and out of favor, overlooked and misunderstood securities to keep us busy. We believe a portion of an asset allocation plan should include an investment style and process such as ours. We eat our cooking with the vast majority of our own financial assets invested in RAM holdings.
We believe the securities we own today are cash-rich and own unique, if currently under-earning, assets that are well positioned as either going concerns or resource conversion candidates. In our opinion, as shares have gotten cheaper, our investments have gotten safer. Our equity portfolio in aggregate is valued at 1.1x book value and 0.5x enterprise value to revenue, a 59% and 76% discount to the S&P 500 multiples, respectively. We have an event-driven basket of securities (not market optionality) and, given our over 30% cash position, have substantial dry powder to take advantage of potential attractive opportunities. One such opportunity, discussed later, presented itself in closed-end funds.

Our top holding continues to be Rosetta Stone, Inc. (RST). RST is a global leader in language education and owns literacy software company Lexia Learning. The company's language business is divided between serious language learners on the consumer side and corporations and K-12 schools on the enterprise and education (E & E) side. The company also owns Fit Brains, a brain exercise app it purchased two years ago that competes with industry leader Lumosity.
Our investment thesis is as follows: The recent selection of John Hass as permanent CEO, coupled with cost-cutting and simplifying the business, suggests the company is positioning itself for strategic sale. Summing the company's net cash balance and the value of fast-growing Lexia Learning (current bookings $30 million plus, 90% plus renewal rates and 30% plus growth rate) likely warrants a valuation that approaches the company's current market capitalization, effectively leaving free options on the company's consumer and E & E language businesses. Consumer competitor Duolingo recently raised capital at pre-money valuation of $470 million.
Market Valuation:
Shares 22 million @ $6.90/share = $150 million
Net Cash: $48 million
Enterprise Value: $102 million
Adjusted EV: $97 million (after backing out $5 million for non-core Fit Brains)
Revenue: $185 million (Total E & E - $105 million; Consumer - $75 million; Fit Brains - $5 million)
Free Cash Flow: Negative $10 million in '16 as the company focuses on growing recurring subscription revenue on Lexia

Key Considerations:
●
The efficacy of Lexia's Core 5 reading software is gaining recognition by education decision-makers as a high quality product that materially helps all children, particularly at-risk ones, acquire reading skills. Government and philanthropic money is pouring into early education digital learning.

●
Independent industry analyst TechNavio estimates that the global digital English language market will grow at an estimated CAGR of 13% to 2019. We see no reason why RST does not participate in this strong secular trend.

●	Subscription and service revenue now accounts for 70% of revenue mix; Credit Suisse SaaS industry index trades at roughly 4.5x revenue.
●
RST's current management/board, with significant equity ownership, is well incentivized to enhance shareholder value; they have cut costs, focused company resources and shown creativity by signing licensing deals that monetize RST's brand strength and platform while requiring no cash outlays.

Recent Updates of Top Five Equity Holdings
1. Rosetta Stone, RST. RST's year-end cash balance of $48 million was slightly ahead of company guidance. The company's Lexia Literacy division continued to show rapid growth – 30% plus – and the company reiterated its 4 to 5 year revenue projection of $100 million for this important company asset. The company's E & E (enterprise and education) language business continues to struggle with a slight YOY revenue decline. The company maintains that it is being negatively impacted by continued usage of a consumer-centric product in its E & E language space. RST is now beta-testing its new enterprise platform with several corporate customers. It is highly differentiated from its consumer product and includes the requisite reporting and measurement tools demanded by E & E customers. The company reported it has received very favorable feedback, with sign-ups 10x what was expected. The new platform is expected to be introduced into the marketplace in the 2H of 2016. E & E Language remains the key event to unlocking substantial value creation versus more modest, though still significant, value creation. Increasingly, it appears to us that the value of Lexia, plus the company's cash, approaches the company's current market capitalization leaving investors free options on the company's consumer and E & E Language businesses.
The company also announced it has identified an additional $19 million in estimated annual cost-savings. RST has decided to maintain a direct E & E language sales force in North America and Northern Europe, but to switch to a licensing model outside of these areas. The result of this switch will reduce 2016 E & E language revenue from an estimated $77 million to $70 million.
The company's consumer business is performing as expected: lower revenue from a more disciplined pricing strategy resulting in a greater gross margin contribution. Brain exercise division Fit Brains was marked down by $5.6 million from its $12 million purchase two years ago. This business is being run as a cash-neutral business with the view that it is not a core asset of the company.

The decision to name John Hass as permanent CEO (and drop two board members with no intention to replace them) signals, in our minds, the company's trajectory toward monetization. There are far more qualified digital education CEOs than John Hass available in the marketplace who could have easily been attracted to join Rosetta Stone. In fact, this would have been the most logical decision if the company was going to pursue being a long-term going-concern. On the other hand, John Hass is a perfect person to best position the company strategically. Since he was a longtime Goldman investment banker previously, he likely knows exactly who the buyers are and what they want. We also are encouraged by John's commitment to see this investment through to a successful end.
2. Covisint, COVS. COVS reported roughly $20 million in 4th quarter revenue, although subscription revenue came in slightly weaker than expected as large deals remain in the company's back log but have not been signed. COVS did announce a major win with a "leading fast-growing European automaker", who we believe is Jaguar Land Rover. The company further announced its continuing negotiations with Cisco to extend its licensing deal wherein COVS's software accounts for over 50% of Cisco's SXP cloud software offering. COVS is seeking a material increase in its annual licensing fee as a result of what it believes are material upgrades and features to the original platform.
Leading technology private equity buy-out firm, Vector Capital, recently increased its stake in Covisint from 6% to nearly 9%. Moreover, two company insiders (including the company's CFO) recently made open market purchases totaling over 150,000 shares.
We continue to believe COVS grows subscription revenue and gets re-rated in the marketplace or is acquired by Cisco or a private buyer such as Vector Capital.
3. Apple, AAPL. AAPL continues to generate copious amounts of earnings and free cash flow. The company continues to distinguish itself as the smartphone innovator and receives premium pricing as a result with an estimated 16% worldwide market share.
4. Samsung, KR 5935. Like Apple, Samsung continues to generate copious amounts of earnings and free-cash flow. The company benefits from being vertically integrated providing a manufacturing edge in addition to scale advantages given that it does not own but rather licenses Google's Android software. The company's major profit center remains its chip businesses. We believe its mobile business is in fact a free option given its non-mobile earnings power. The company continues to ramp up more shareholder-friendly capital returns. Samsung's estimated market share hovers between 20% and 25% of the global smartphone market, which is estimated to be growing at mid-to-high single digits for the next five years.

5. Paratek, PRTK. PRTK announced in January that it expects to read out Phase 3 omadacycline results in mid-2016 from previously estimated 2H 2016. The company continues to add key talent with exceptional industry experience in drug development and marketing. Additionally, Kris Peterson recently joined the Board. Ms. Peterson has 30 years of experience in the pharmaceutical industry, including as CEO of Valeratas, Inc. and Company Group Chair for Johnson & Johnson's Biotech sector. By its actions, PRTK is unmistakably signaling, in our view, that it expects to have a big future in antibiotic development.
Opportunistically Investing in Closed-End Funds
A closed-end fund (CEF) is a publicly traded investment company that raises a fixed amount of capital through an initial public offering (IPO). The fund is then structured, listed and traded like a stock on a stock exchange. CEFs are regulated by the 1940 Investment Company Act, which significantly limits the amount of leverage a fund can use, among other restrictions. The leverage restriction is particularly attractive to RAM in that it allows us to benefit from the moderate use of leverage without the risks associated with typically far more leveraged finance vehicles like banks, business development companies (BDCs) and mortgage real estate investment trusts (REITs).
RAM has episodically bought into bond CEFs when we can identify a "double-discount," i.e., the underlying bonds are trading below par and the fund's market price is below NAV. Thus, if a portfolio's bonds are on average priced at 85% of par in the market, and the discount to NAV is 15%, the investor in such a fund is effectively buying the basket of bonds owned by the CEF at 70% of par value. We believe this ultimate discount provides a healthy margin of safety given the bond funds we target own high yield paper (senior unsecured bonds or first-lien secured loans issued by high yield company credits). Refer to the JGH walk-through analysis towards the end of this letter for the dynamics of the math.
In addition to the double discount noted above, leveraged bond CEFs today offer, we believe, two other distinct advantages versus other publicly traded finance vehicles: the current cost of borrowing for CEFs is very low and CEF fees are substantially less than other finance vehicles (BDCs, mortgage REITS, etc.). In Finding Bargains from the Bottom Up, written in April 1995, our dear friend and firm mentor, Marty Whitman, underscored why CEFs' borrowing costs are a real asset noting, "Another extremely important source of corporate wealth creation is access to outside capital on an ultra-attractive price basis."

Our CEF investments present a meaningful discount to par today to a diversified basket of bonds plus a very attractive current income stream. What exists today (RAM's focus), justifies the investment; not what may be tomorrow. Further, from the perspective of an equity investor, these funds in no way short change investors given the prices we paid in the first quarter. In fact, the returns expected on the two funds we purchased significantly exceed any long-term equity return. It's also worth highlighting that the return associated with our CEF purchases is driven by contractual obligations not the whims of what multiples the market chooses to assign to a company's earnings and/or asset values at a moment in time.
The CEFs discussed below were purchased at effective double discounts in January during a market swoon. We quickly and opportunistically deployed over 5% of firm capital to these funds. In fact, the 15% discounts to NAV that briefly appeared in January were the widest discounts in over ten years with the exception of 2009.
Nuveen Credit Strategies Income Fund, JQC. The fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, and up to 30% opportunistically in other types of securities across a company's capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. JQC is somewhat hedged against rising rates given its focus on adjustable rate loans.
Nuveen Global High Yield Fund, JGH. The fund uses a diversified global high-income strategy, which blends high-yield bonds and other income producing securities from around the world, and across the capital structure and credit spectrum. Currently, 80% of the portfolio is invested in U.S. and other developed market high yield bonds.
Here's the math on JGH: JGH was purchased at a 15% discount to its NAV, and its NAV reflected an average market price of 85 on the underlying bonds in the portfolio. The fund has a modest leverage ratio of 1.4x. JGH is widely diversified with the top ten positions accounting for a mere 6% of fund assets. Only one holding exceeds a 1% weighting. JGH's energy holdings provide a moderate amount – 17% of NAV – of exposure to the significantly depressed energy high yield market. At our purchase price the math on a take-private basis is highly attractive as illustrated below. However, in reality, we cannot take JGH private. JGH may trade at a normalized CEF discount of 8% discount over time (since 2005 CEFs have traded at an average discount of closer to 5%).

Shares 23.2 million @ $12.50/share = $290 million ($12.50 represents a 15% discount to NAV)
Average Price (% of Par):  85
Total Portfolio Par Value:  $605 million
Less Default Loss @ 10% (with 0% recovery):  $545 million of remaining par value
Less Debt:  $150 million
Equals $395 million, or a 36% premium to market cap (at our purchase price) of $290 million;
Equals $363 million after applying a go-forward discount to NAV of 8%.
Capital Appreciation Assuming 8% discount to NAV = 25%
Current Dividend (currently covered at 106%) - $1.58/share = 12.7%

Additional Fund Facts (as of 1/29/16):
% of Fund Trading at 90 and above:	60%
% of Fund Trading Above Par:	26%
% of Fund Trading below 75:	16%
% of Fund NAV exposed to Energy:	17%

We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.
Best Regards,
Jim Roumell, Lead Portfolio Manager
Roumell Opportunistic Value Fund

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 29, 2016
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 57.96%

Business Services - 20.26%
*	Rosetta Stone, Inc.	775,154	$6,350,205	$6,131,468
*	Sizmek, Inc.	672,160	5,477,619	2,191,242
				8,322,710
Consumer Discretionary - 8.61%
	Apple, Inc.	20521	2,132,484	1,984,176
	Samsung Electronics Co. Ltd.	1,950	1,724,674	1,550,258
				3,534,434
Consumer Staples - 0.43%
*	Seaboard Corp.	60	149,070	175,500

Financials - 2.66%
	Comerica, Inc.	32,300	1,306,169	1,091,094

Health Care - 5.15%
*	Paratek Pharmaceuticals, Inc.	138,405	2,453,930	2,114,828

Information Technology - 14.68%
*	Covisint Corp.	1,160,705	3,061,192	2,263,375
*	DSP Group, Inc.	199,396	1,715,714	1,720,788
*	Liquidity Services, Inc.	245,230	1,741,731	1,145,224
*	Sierra Wireless, Inc.	68,000	703,131	898,960
				6,028,347
Materials - 6.17%
*	Colossus Minerals, Inc.	1,225,883	1,670,924	2,452
*	Sandstorm Gold Ltd.	754,985	2,176,490	2,242,305
*	The Phaunos Timber Fund Ltd.	821,000	316,342	291,483
				2,536,240

	Total Common Stocks (Cost $30,979,675)			23,803,153

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 29, 2016
			Shares	Cost	Value (Note 1)

CLOSED-END FUNDS - 8.14%
	Diversified Real Asset Income Fund		90,000	$1,261,376	$1,316,628
	Nuveen Credit Strategies Income Fund		138,000	1,036,460	1,017,060
	Nuveen Global High Income Fund		80,000	1,023,981	1,008,000

	Total Closed-End Funds (Cost $3,321,817)				3,341,688

SECURITY IN ESCROW - 0.20%
μ	BPZ Resources, Inc.		1,626,000		81,300

	Total Security in Escrow (Cost $0)				81,300

CORPORATE BONDS - 1.45%		Par	Interest Rate	Maturity Date
	Comstock Resources, Inc.	$5,558,000	7.750%	4/1/2019	555,800
ᶐ	Goodrich Petroleum Corp.	962,000	8.875%	3/15/2019	43,290

	Total Corporate Bonds (Cost $5,181,386)				599,090

WARRANT - 0.01%		Shares	Strike Price	Exercise Date
ə	Colossus Minerals, Inc.	614,167	$1.00	3/17/2019	6,142

	Total Warrant (Cost $332)				6,142

SHORT-TERM INVESTMENT - 32.59%				Shares
§	Federated Treasury Obligations Fund, 0.16%			13,384,676	13,384,676

	Total Short-Term Investment (Cost $13,384,676)				13,384,676

Total Value of Investments (Cost $52,867,886) - 100.35%					$41,216,049

Liabilities in Excess of Other Assets - (0.35)%					(144,431)

Net Assets - 100.00%					$41,071,618

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 29, 2016

*	Non-income producing investment
§	Represents 7 day effective yield
ᶐ	Rule 144-A Security
μ
The Fund was issued the escrow security, cusip 055ESC206, as a result of a confirmed Plan of Liquidation for BPZ Resources, Inc., interest rate of 8.500% and maturity  date of October 1, 2017.  On January 4, 2016, the Fund received a distribution totaling $61,934 and the escrow security.  The escrow security was established for possible future distributions.  As of February 29, 2016, no additional distributions had  been made.  After the period end, on April 5, 2016, an additional distribution was made to holders totaling $159,539.

ə
Security is fair valued using the pricing policies approved by the Fund's Board of Trustees.  In determining the price of the security, the Board of Trustees considered the issuer, terms, and the size of the Fund's investment in the security.  As of February 29, 2016, the security represents 0.01% of net assets and is not considered a material portion  of the Fund.

	Summary of Investments
		% of Net
	Sector	Assets	Value
	Business Services	20.26%	$8,322,710
	Consumer Discretionary	8.61%	3,534,434
	Consumer Staples	0.43%	175,500
	Financials	2.66%	1,091,094
	Health Care	5.15%	2,114,828
	Information Technology	14.68%	6,028,347
	Materials	6.17%	2,536,240
	Closed-End Funds	8.14%	3,341,688
	Security in Escrow	0.20%	81,300
	Corporate Bonds	1.45%	599,090
	Warrant	0.01%	6,142
	Short-Term Investment	32.59%	13,384,676
	Liabilities in Excess of Other Assets	-0.35%	(144,431)
	Total	100.00%	$41,071,618

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities
(Unaudited)

As of February 29, 2016

Assets:
Investments, at value (cost $52,867,886)	$41,216,049
Receivables:
Investments sold	63,085
Fund shares sold	6,023
Dividends and interest	275,939
Total assets	41,561,096

Liabilities:
Payables:
Investments purchased	400,754
Fund shares repurchased	46,170
Accrued expenses:
Advisory fees	31,533
Administration fees	10,625
Distribution and service fees - Class A Shares and Class C Shares	396
Total liabilities	489,478

Net Assets	$41,071,618
Net Assets Consist of:
Paid in Beneficial Interest	$59,388,198
Undistributed net investment income	52,757
Accumulated net realized loss on investments	(6,717,500)
Net unrealized depreciation on investments	(11,651,837)
Total Net Assets	$41,071,618
Institutional Class Shares of beneficial interest outstanding, no par value (a)	6,122,643
Net Assets	$40,117,880
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$6.55
Class A Shares of beneficial interest outstanding, no par value (a)	99,317
Net Assets	$643,830
Net Asset Value and Redemption Price Per Share (b)	$6.48
Offering Price Per Share ($6.48 ÷ 95.50%)	$6.79
Class C Shares of beneficial interest outstanding, no par value (a)	56,469
Net Assets	$309,908
Net Asset Value, Offering Price and Redemption Price Per Share (b)(c)	$5.49
(a) Unlimited Authorized Shares
(b)	The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.
(c)	Contingent deferred sales charge for Class C Shares is imposed on proceeds redeemed within one year of purchase date (note 1).

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations
(Unaudited)

For the period ended February 29, 2016

Investment Income:
Interest	$319,267
Dividends (net of foreign taxes withheld of $7,364)	107,252

Total Investment Income	426,519

Expenses:
Advisory fees (note 2)	187,373
Administration fees (note 2)	63,137
Distribution and service fees - Class C Shares (note 3)	2,122
Distribution and service fees - Class A Shares (note 3)	997

Total Expenses	253,629

Net Investment Income	172,890

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss from investments and foreign currency transactions	(6,111,451)

Net change in unrealized appreciation on investments and translation of
assets and liabilities in foreign currency	740,972

Net Realized and Unrealized Loss on Investments	(5,370,479)

Net Decrease in Net Assets Resulting from Operations	$(5,197,589)

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

	February 29,	August 31,
For the period or year ended	2016 (a)	2015

Operations:
Net investment income	$172,890	$376,962
Net realized loss from investments and foreign
currency transactions	(6,111,451)	(199,871)
Distributions of net realized gains from underlying
investment companies	-	4,049
Net change in unrealized appreciation (depreciation) on
on investments and translation of assets and liabilities
in foreign currency	740,972	(9,634,024)

Net Decrease in Net Assets Resulting from Operations	(5,197,589)	(9,452,884)

Distributions to Shareholders (note 5):
Net investment income
Institutional Class Shares	(54,086)	(706,095)
Class A Shares	(1,751)	(41,804)
Class C Shares	(5,455)	(40,809)

Net realized gains
Institutional Class Shares	-	(3,167,669)
Class A Shares	-	(184,462)
Class C Shares	-	(192,006)

Decrease in Net Assets Resulting from Distributions	(61,292)	(4,332,845)

Beneficial Interest Transactions:
Shares sold	15,106,079	40,039,262
Redemption fees	261	357
Reinvested dividends and distributions	54,875	3,928,845
Shares repurchased	(11,285,275)	(32,025,952)

Increase from Beneficial Interest Transactions	3,875,940	11,942,512

Net Decrease in Net Assets	(1,382,941)	(1,843,217)

Net Assets:
Beginning of Period	42,454,559	44,297,776
End of Period	$41,071,618	$42,454,559

Accumulated Net Investment Income (Loss)	$52,757	$(58,841)
		(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

	February 29,		August 31,
For the period or year ended	2016 (a)		2015

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,172,575	$15,089,301	4,632,969	$39,094,442
Redemption fees	-	261	-	357
Reinvested dividends
and distributions	7,040	47,735	403,137	3,475,039
Shares repurchased	(1,516,681)	(10,765,883)	(3,369,939)	(28,905,419)
Net Increase in Shares of
Beneficial Interest	662,934	$4,371,414	1,666,167	$13,664,419

Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,276	$8,613	56,267	$440,899
Redemption fees	-	-	-	-
Reinvested dividends
and distributions	251	1,685	25,824	221,315
Shares repurchased	(35,407)	(246,380)	(142,577)	(1,144,034)
Net Decrease in Shares of
Beneficial Interest	(33,880)	$(236,082)	(60,486)	$(481,820)

Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,282	$8,165	69,350	$503,921
Reinvested dividends
and distributions	959	5,455	31,333	232,491
Shares repurchased	(44,561)	(273,012)	(265,784)	(1,976,499)
Net Decrease in Shares of
Beneficial Interest	(42,320)	$(259,392)	(165,101)	$(1,240,087)

(a) Unaudited.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding during	February 29,		August 31,
the fiscal years or period ended	2016	(f)	2015		2014		2013		2012
Net Asset Value, Beginning
of Period	$7.48		$10.50		$11.15		$9.31		$9.42
Income (Loss) from Investment
Operations
Net investment income	0.03	(e)	0.08	(e)	0.13		0.03		0.09
Net realized and unrealized gain
(loss) on investments	(0.95)	(e)	(1.90)	(e)	(0.16)		1.89		(0.13)
Total from Investment Operations	(0.92)		(1.82)		(0.03)		1.92		(0.04)
Less Distributions:
From net investment income	(0.01)		(0.22)		(0.03)		(0.08)		(0.07)
From realized gains	-		(0.98)		(0.59)		-		-
Total Distributions	(0.01)		(1.20)		(0.62)		(0.08)		(0.07)
Paid in Beneficial Interest:
From redemption fees (note 1)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)
Total Paid in Beneficial Interest	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)
Net Asset Value, End of Period	$6.55		$7.48		$10.50		$11.15		$9.31
Total Return	(12.32)%	(b)	(18.82)%		(0.12)%	(c)	20.71%	(c)	(0.36)%

Net Assets, End of Period
(in thousands)	$40,118		$40,835		$39,842		$33,617		$18,249
Ratios of:
Total Expenses to Average
Net Assets	1.23%	(a)	1.23%		1.23%		1.23%		1.23%
Net Investment Income to
Average Net Assets	0.86%	(a)	0.94%		1.27%		0.31%		1.10%
Portfolio turnover rate	27.23%	(b)	66.14%		92.74%		77.73%		49.34%

(a) Annualized.
(b) Not annualized.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Actual amount is less than $0.01 per share.
(e)	Calculated using the average shares method.
(f) Unaudited.

See Notes to Financial Statements									(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class A Shares

For a share outstanding during	February 29,		August 31,
the fiscal years or period ended	2016	(g)	2015		2014		2013		2012

Net Asset Value, Beginning
of Period	$7.42		$10.44		$11.10		$9.28		$9.41
Income (Loss) from Investment
Operations
Net investment income	0.12	(f)	0.07	(f)	0.12		0.01		0.08
Net realized and unrealized gain
(loss) on investments	(0.90)	(f)	(1.89)	(f)	(0.17)		1.88		(0.15)
Total from Investment Operations	(0.78)		(1.82)		(0.05)		1.89		(0.07)
Less Distributions:
From net investment income	(0.16)		(0.22)		(0.02)		(0.07)		(0.06)
From realized gains	-		(0.98)		(0.59)		-		-
Total Distributions	(0.16)		(1.20)		(0.61)		(0.07)		(0.06)
Paid in Beneficial Interest:
From redemption fees (note 1)	-		-		0.00	(e)	-		0.00	(e)
Total Paid in Beneficial Interest	-		-		0.00	(e)	-		0.00	(e)
Net Asset Value, End of Period	$6.48		$7.42		$10.44		$11.10		$9.28
Total Return (c)	(12.46)%	(b)	(18.92)%		(0.38)%	(d)	20.46%	(d)	(0.56)%

Net Assets, End of Period
(in thousands)	$644		$988		$2,022		$2,553		$1,426
Ratios of:
Total Expenses to Average
Net Assets	1.48%	(a)	1.48%		1.48%		1.48%		1.48%
Net Investment Income to
Average Net Assets	0.60%	(a)	0.80%		1.02%		3.00%		0.89%
Portfolio turnover rate	27.23%	(b)	66.14%		92.74%		77.73%		49.34%

(a) Annualized.
(b) Not annualized.
(c)	Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Actual amount is less than $0.01 per share.
(f)	Calculated using the average shares method.
(g) Unaudited.

See Notes to Financial Statements									(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class C Shares

For a share outstanding during the	February 29,		August 31,
fiscal years or periods ended	2016	(g)	2015		2014		2013	(e)

Net Asset Value, Beginning of Period	$6.39		$9.22		$9.95		$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	(0.34)	(f)	0.02	(f)	0.03		(0.01)
Net realized and unrealized loss on	(0.47)	(f)	(1.66)	(f)	(0.15)		(0.04)
investments
Total from Investment Operations	(0.81)		(1.64)		(0.12)		(0.05)

Less Distributions:
From net investment income	(0.09)		(0.21)		(0.02)		-
From realized gains	-		(0.98)		(0.59)		-
Total Distributions	(0.09)		(1.19)		(0.61)		-

Net Asset Value, End of Period	$5.49		$6.39		$9.22		$9.95

Total Return (c)	(12.69)%	(b)	(19.55)%		(1.09)%	(d)	(0.50)%	(b)(d)

Net Assets, End of Period (in thousands)	$310		$631		$2,434		$615

Ratios of:
Total Expenses to Average Net Assets	2.23%	(a)	2.23%		2.23%		2.23%	(a)
Net Investment Income (Loss) to Average	(0.16)%	(a)	0.22%		0.27%		(1.20)%	(a)
Net Assets

Portfolio turnover rate	27.23%	(b)	66.14%		92.74%		77.73%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	For a share outstanding for the initial period from July 30, 2013 (Date of Initial Public Investment) to August 31, 2013.
(f) Calculated using the average shares method.
(g) Unaudited.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2010. The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") seeks to achieve the Fund's investment objective by using an opportunistic investment strategy.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities.  The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks.  In the absence of such situations, the Fund will stay liquid and on the sidelines invested in Cash and Cash Equivalents.  The Advisor's approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company's management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods, but finding very few during other periods.

The Fund currently has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Class A Shares, and Class C Shares. Each class of shares has equal rights to assets of the Fund, and the classes are identical except for differences in sales charges and ongoing distribution and service fees. Class A Shares are subject to an initial sales charge of 4.50%.   Class C Shares are subject to a contingent deferred sales charge of 1% of the proceeds redeemed within one year of the purchase date. Class A Shares and Class C Shares are subject to distribution plan fees, which are further discussed in Note 3. All share classes are subject to redemption fees within 60 days of the issuance of such shares of 1.00%. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of February 29, 2016 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3(b)
Common Stocks*	$23,803,153	$23,800,701	$2,452-	$-
Closed-End Funds	3,341,688	3,341,688	-	-
Security in Escrow	81,300	-	81,300	-
Corporate Bonds	599,090	-	599,090	-
Warrant	6,142	-	-	6,142
Short-Term Investment	13,384,676	13,384,676	-	- -
Total	$41,216, 049	$40,527,065	$682,842	$6,142
*Refer to Schedule of Investments for breakdown by Sector.
(a) It is the Fund's policy to record transfers at the end of the period.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, reconciliation is not provided.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee equal to an annualized rate of 0.92% of the Fund's average daily net assets. The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund, computed at the end of each month and payable within five days thereafter.

Administrator
Fund Accounting and Administration Agreement:  The Nottingham Company (the "Administrator") provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.31% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed to make the following payments to the Administrator: (i) when the Fund's assets are below $77 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Certain officers of the Trust are also officers of the Administrator.

3.	Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class A Shares and Class C Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Class A Shares and 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of the Class A Shares and Class C Shares or servicing of Class A Shares and Class C Shares shareholder accounts.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

4.	Purchases and Sales of Investment Securities

For the period ended February 29, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$8,201,265	$9,051,908
There were no long-term purchases or sales of U.S. Government Obligations during the period ended February 29, 2016.

The following table shows the realized gains and losses that resulted from sales of securities during the period ended February 29, 2016:

Description	Cost ($)	Sales Proceeds($)	Realized Gain (Loss) Percentage	Realized Gain (Loss)($)
Athabasca Oil Corp. **	$ 2,968,472	$ 2,479,498	-16.47%	$ (488,973)
Athabasca Oil Corp.	717,363	274,886	-61.68%	(442,476)
BPZ Resources, Inc. **	1,025,118	61,934	-93.96%	(963,184)
BPZ Resources, Inc.	2,291,975	-	-100.00%	(2,291,975)
QEP Resources, Inc.	1,684,465	1,286,753	-23.61%	(397,712)
Rosetta Stone, Inc.	91,161	63,085	-30.80%	(28,076)
Samsung Electronics Co. *	1,836,563	1,765,103	-3.89%	(71,460)
Sandstorm Gold Ltd.	324,010	200,995	-37.97%	(123,015)
Seachange International, Inc.	6,917,879	5,294,130	-23.47%	(1,623,749)
Sizmek, Inc.	47,932	24,636	-48.60%	(23,296)
Net Realized Loss			-	$(6,453,916)

*Includes settlement of foreign currency sales.
**Excludes interest earned on bonds over the holding period.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

The Fund has reviewed all taxable years / periods that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of February 29, 2016, open taxable years consisted of the taxable years ended August 31, 2013, August 31, 2014, and August 31, 2015. No examination of tax returns is currently in progress for the Fund.

Distributions during the period or fiscal year ended were characterized for tax purposes as follows:

	Distributions from
For the Period or Fiscal Year Ended	Ordinary Income	Long-Term- Capital Gains
02/29/2016	$61,292	$-
08/31/2015	$1,326,571	$3,006,274

At February 29, 2016, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$52,867,886

Unrealized Appreciation	$435,510
Unrealized Depreciation	(12,087,347)
Net Unrealized Depreciation	$(11,651,837)

6.	Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

7.	Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in the Federated Treasury Obligations Fund.  The Fund may redeem its investment from the Federated Treasury Obligations Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Federated Treasury Obligations Fund.  The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at Federated's website, federatedinvestors.com or the Securities and Exchange Commission's website at sec.gov, and should only be read in conjunction with the Fund's financial statements.  As of February 29, 2016, the percentage of the Fund's net assets invested in the Federated Treasury Obligations Fund was 32.59%.

8.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended, June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.
2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund for the six month period ended February 29, 2016.

During the six month period, there were no long-term capital gain distributions paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$ 876.80	$5.74

	$1,000.00	$1,018.80	$6.18
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.23%, multiplied by 182/366 (to reflect the one-half year period).

Class A Shares	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$ 875.40	$6.92

	$1,000.00	$ 1,017.53	$7.45
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.48%, multiplied by 182/366 (to reflect the one-half year period).

Class C Shares	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$ 873.10	$10.41

	$1,000.00	$ 1,013.79	$11.19
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 2.23%, multiplied by 182/366 (to reflect the one-half year period).

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 660
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.	CODE OF ETHICS.
Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
 None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: May 4, 2016	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: May 4, 2016	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: May 4, 2016	Ashley E. Harris Treasurer and Principal Financial Officer Roumell Opportunistic Value Fund